EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
            RULE 13A-14(1) OR RULE 15D-14(B) AND 18 U.S.C. SEC. 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Petrosearch Energy Corporation, (the "Company") on Form 10-QSB/A for the quarter ended March 31, 2006 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Richard Dole, Chief Executive officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.


Date: June 6, 2006


By:  /s/Richard Dole
     ----------------
     Richard Dole
     Chief Executive Officer